6001 P1 05/21

SUPPLEMENT DATED MAY 28, 2021

TO THE PROSPECTUS DATED JULY 1, 2020

OF

FRANKLIN MUNICIPAL GREEN BOND FUND

(a series of Franklin Tax-Free Trust)

The prospectus is amended as follows:

I. The portfolio management team under the “FUND SUMMARY – Portfolio Managers” section in the prospectus is replaced with the following:

Portfolio Managers

Daniel Workman, CFA Vice President of Advisers and portfolio manager of the Fund since inception (October 2019).

Ben Barber, CFA Senior Vice President of Advisers and portfolio manager of the Fund since May 2021.

II. The portfolio management team under the “Fund Details – Management” section in the prospectus is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in tax-free securities. The portfolio managers of the team are as follows:

Daniel Workman, CFA Vice President of Advisers

Mr. Workman has been a portfolio manager of the Fund since inception. He joined Franklin Templeton in 2003.

Ben Barber, CFA  Senior Vice President of Advisers

Mr. Barber has been a portfolio manager of the Fund since May 2021. He is the Director of Franklin’s Municipal Bond Department. Prior to joining Franklin Templeton, he was co-head of municipal bonds at Goldman Sachs Asset Management. He first joined Franklin Templeton in 1991 through 1999 and rejoined again in April 2020.

Messrs. Workman and Barber are jointly and primarily responsible for the day-today management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

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Please keep this supplement with your prospectus for future reference.